Exhibit 10.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of lastminute.com plc (the "Company") on Form 20-F for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 20, 2003	/s/ Brent Hoberman
	Name:	Brent Hoberman
	Title:	Chief Executive Officer

Date: January 20, 2003	/s/ David Howell
	Name:	David Howell
	Title:	Chief Financial Officer